WOMEN’S EQUITY FUND

PROSPECTUS

Class I Shares

January 19, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Shares

WOMEN’S EQUITY FUND
Class I Shares

The Women’s Equity Fund is a mutual fund that seeks to provide long-term capital appreciation by investing primarily in equity securities. The Fund invests in securities of companies that satisfy certain social responsibility criteria and that are proactive toward women’s social and economic equality.

FEMMX Financial, a women-owned and operated company, is the investment advisor (the “Advisor”) to the Fund. Boston Trust Investment Management, Inc. is the sub-advisor (the “Sub-Advisor”) to the Fund.

The date of this Prospectus is January 19, 2006

Class I Shares

Table of Contents

AN OVERVIEW OF THE FUND	4
PERFORMANCE	5
FEES AND EXPENSES	6
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL RISKS OF INVESTING IN THE FUND	9
PORTFOLIO HOLDINGS INFORMATION	9
MANAGEMENT OF THE FUND	10
SHAREHOLDER INFORMATION	11
PRICING OF FUND SHARES	16
TOOLS TO COMBAT FREQUENT TRANSACTIONS	16
DIVIDENDS AND DISTRIBUTIONS	17
TAX CONSEQUENCES	18
FINANCIAL HIGHLIGHTS	19

PRIVACY NOTICE	20

Class I Shares

Women’s Equity Fund

Class I Shares

AN OVERVIEW OF THE FUND

WHAT IS THE FUND’S INVESTMENT GOAL?	The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities.
WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?
The Fund primarily invests in common stocks of companies that satisfy certain social responsibility criteria and that are proactive toward women’s social and economic equality. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities of companies believed to have these characteristics. In selecting investments, the Advisor and Sub-Advisor attempt to identify which market sectors are likely to achieve attractive returns consistent with preservation of the Fund’s assets. The Fund seeks to purchase individual securities within each industry sector that have sound competitive positions and strategies that meet the Fund’s criteria for social responsibility. The advisor believes that management that values women employees is forward-looking and will be more profitable in the long run.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

▪  The stock market goes down
▪  Interest rates go up which can result in a decline in the equity market
▪  Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
▪  The Fund’s social policy may cause it to pass up opportunities to buy certain securities or may cause to sell certain securities for social reasons when circumstances might otherwise be favorable
WHO MAY WANT TO INVEST IN THE FUND?
The Fund may be appropriate for investors who:

▪  Want an exposure to equity investment in companies that promote social and economic equality of women
▪  Are pursuing a long-term goal such as retirement
▪  Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

▪  Need regular income or stability of principal
▪  Are pursuing a short-term goal

Class I Shares

Women’s Equity Fund

Class I Shares

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s performance has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Because the Class I Shares of the Fund were not offered prior to the date of this prospectus, no performance information for the Class I Shares is shown. The performance shown below is that of the Fund’s Class R Shares, which are offered pursuant to a separate prospectus. The Class I Shares are invested in the same portfolio of securities as the Class R Shares, but the Class I Shares are subject to different expenses, which may cause the returns of the Class I Shares to differ from the returns of the Class R Shares.

Calendar Year Total Returns*
(Class R Shares)

* The Fund’s year-to-date return as of 06/30/05 was -3.33%

During the period shown in the bar chart, the Fund’s highest quarterly return was 22.18% for the quarter ended December 31, 1998 and the lowest quarterly return was -14.42% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2004

(Class R Shares)	1 Year	5 Years	10 Years
Women’s Equity Fund
Return Before Taxes	10.71%	3.03%	10.80%
Return After Taxes on Distributions (1)	10.70%	2.62%	10.23%
Return After Taxes on Distributions and Sale of Fund Shares (1) (2)	6.98%	2.46%	9.41%

Class I Shares

S&P 500 Index (3)	10.88%	(2.30)%	12.07%

(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee*	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Other Expenses (except Class Specific Expenses)**	0.44%
Distribution (12b-1) Fees	0.00%
Other Class Specific Expenses**	0.07%

Total Annual Fund Operating Expenses	1.26%
Less: Fee Reduction and/or Expense Reimbursement***	(0.27)%
Net Annual Fund Operating Expenses***	0.99%
Example

This Example is intended to help you compare the costs of investing in the Class I Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year	$101
Three Years	$315
Five Years	$547
Ten Years	$1213

Class I Shares

* The Redemption Fee applies only to those shares that have been held for less than two months. The Fund is intended for long-term investors. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. Please see “How To Sell Shares- Short-term Trading” in this Prospectus for certain exceptions that may apply.
** Fund expenses are based on estimated amounts for the Fund’s current fiscal year.
*** The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 0.99% of the Fund’s average net assets for at least the ten-year period shown in the Example below and for an indefinite period thereafter, until such contractual arrangement is terminated by the Board of Trustees. This contract may only be terminated by the Board of Trustees if it is in the best interest of the Fund and its shareholders. The Advisor reserves the right, subject to limitations, to request that it be reimbursed for any reduction of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund and such payments were made in the prior three fiscal years. The Advisor may request a reimbursement of any reduction in fees or payment of expense made by the Advisor within three fiscal years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to prior Board of Trustees review and approval. Without the expense reduction, the Total Annual Fund Operating Expenses would be 1.26%.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide long-term capital appreciation by investing primarily in equity securities.

The Fund emphasizes the purchase of common stocks of companies that satisfy certain social responsibility criteria and that are proactive toward women’s social and economic equality. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities of companies believed to have these characteristics.

The security selection process begins with an analysis of equity market sectors. The Advisor and Sub-Advisor seek to determine which sectors are expected to produce the greatest returns while controlling portfolio risk. This analysis includes the likely outcomes for inflation, profits, employment, the dollar and economic variables, together with the prices of stocks in various sectors. Based upon this analysis, the Advisor and Sub-Advisor construct a portfolio that is considered to achieve appropriate sector and security diversification for the purpose of meeting the Fund’s investment objective.

Within each industry sector, individual stock selection is based upon analysis of the company’s fundamental characteristics including financial strength, response to industry and economy-wide changes and price and cost trends. The Fund seeks to purchase companies with sound competitive positions and strategies. The Fund emphasizes reasonably-valued companies with above-average earnings growth, sustained profitability, and above-average return on invested capital.

Company management is also evaluated based on policies and practices toward women’s social and economic equality. It is the Advisor’s belief that companies that make use of the talents and contributions of all employees, including women and minorities, are best equipped to address the needs of our dynamic economic environment and should be more profitable over the long term. The Advisor and the Sub-Advisor look for companies that exhibit some or all of the following socially responsible characteristics.

▪	promote women to top executive positions and compensate them accordingly

Class I Shares

▪	have a high percentage of women directors on the board
▪	have strong support from senior executives for workplace equality
▪	provide career development and training programs for women employees including mentoring and company-sponsored women’s networking groups
▪	monitor hiring and promotion activity closely
▪	offer programs addressing work/life balance concerns
▪	use women-owned companies as vendors and service providers
▪	present positive images of women in their advertising, promotion and marketing
▪	are accountable and transparent to employees, investors and the communities in which they operate

Companies that exhibit some or all of the following characteristics are also considered to:

▪	have a good record on minority employment and advancement
▪	support human rights and fair employment practices
▪	provide high quality and beneficial products or services
▪	to show leadership on environmental issues

          The following characteristics are viewed negatively when selecting potential investments:

▪	has a pattern of Equal Employment Opportunity Act violations
▪	promotes sexist stereotypes in the workplace or in their advertising
▪	markets products that adversely affect women
▪	unwillingness to engage in dialogue concerning women’s issues

Please note that despite the Fund’s social screens, the investment decisions for the Fund are based on the Sub-Advisor’s and Advisor’s discretion, and are therefore necessarily highly subjective.

A decision to sell all or part of a portfolio holding will be made for one or more of the following reasons: company fundamentals no longer meet the Advisor and Sub-Advisor’s investment criteria, a decision has been reached to reduce allocation to an industry or economic sector or the Advisor and Sub-Advisor’s valuation parameters have been exceeded.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading may also lead to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Class I Shares

Changes in Objectives and Policies

The objectives, strategies and policies described above may be changed without the approval of Fund shareholders upon 30 days’ written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its net assets in equity securities without first changing the Fund’s name and providing shareholders with at least 60 days’ prior notice.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return are summarized above under “An Overview of the Fund.” These risks are discussed in more detail below.

Market Risk

The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Foreign Securities Risk

The Fund may invest up to 20% of its total assets in foreign equity securities. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes that would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about foreign companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Socially Responsible Investing Policy Risk

The Fund’s portfolio is subject to social investment criteria. As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell securities for social reason when it is otherwise disadvantageous to do so.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are disclosed on a regular basis in its Semi-Annual and Annual Reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of the Fund’s first and third fiscal quarter. In addition, the Fund discloses its calendar quarter-end holdings on the Fund’s web site at www.womens-equity.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the web site until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Fund’s web site may be separately provided to any person commencing the day after it is first published on the web site. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (866) 811-0221. The Annual and Semi-Annual Reports are also available on the Fund’s web site.

Class I Shares

MANAGEMENT OF THE FUND

The Advisor

The investment advisor to the Fund is FEMMX Financial (formerly Pro-Conscience Funds, Inc.), a women-owned and operated company, founded in 1993. The Advisor’s address is 625 Market Street, 16th Floor, San Francisco, California 94105. The Advisor develops the Fund’s investment policy, including guidelines and social criteria for screening companies for their policies on behalf of women, formulates and implements the Fund’s investment programs and oversees the management of the Fund’s investments. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. As of June 30, 2005, the Advisor had over $34 million of assets under management. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended March 31, 2005, the Advisor received advisory fees of 0.51% of the Fund’s average daily net assets, net of fee reductions.

The Sub-Advisor

Boston Trust Investment Management, Inc., a wholly owned subsidiary of Boston Trust & Investment Management Company, is the sub-advisor to the Fund. The Sub-Advisor’s address is One Beacon Street, 33rd Floor, Boston, Massachusetts 02108. The Sub-Advisor is a Massachusetts corporation. The Sub-Advisor has over $3.8 billion of assets under management as of June 30, 2005.

Together with the Advisor, the Sub-Advisor is responsible for providing the social screening for the Fund’s portfolio, as well as formulating and implementing the Fund’s investment program. For its services, the Advisor pays the Sub-Advisor a monthly sub-advisory fee based upon the Fund’s average daily net assets under its management. For the fiscal year ended March 31, 2005, the Sub-Advisor received from the Advisor sub-advisory fees of 0.25% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor and sub-advisory agreement with the Sub-Advisor is available in the SAI.

Portfolio Managers

William Apfel, Co-Manager, (Born 1952) advises the Women’s Equity Fund. Mr. Apfel has been a Director and portfolio manager of Boston Trust Investment Management, Inc. since its inception in 2001. Concurrently, and for more than the past 10 years, Mr. Apfel has also been employed by Boston Trust & Investment Management Company in various positions and currently serves as Senior Vice President, Director of Securities Research, and Portfolio Manager. Mr. Apfel is a Chartered Financial Analyst, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. Prior to joining the Advisor, Mr. Apfel worked as an Investment Executive at Kidder, Peabody & Co. and the Association for Investment Management and Research. He earned his BA from the State University of New York at Binghamton, his MA from Georgetown University, and his Ph.D. from Brown University.

Class I Shares

Heidi Soumerai, (Born 1957) is the Co-Manager of the Women’s Equity Fund. Ms. Soumerai has been a portfolio manager of Boston Trust Investment Management, Inc. since its inception in 2001. For more than the past five years, Ms. Soumerai also has been employed by Boston Trust & Investment Management Company and currently serves as Director of Social Research. Prior to joining the Advisor, she was a Research Associate for the Adolescent School Health Project in Boston. Ms. Soumerai earned a BS from the University of Massachusetts and an MBA with High Honors from Boston University. She is a Chartered Financial Analyst and a member of the Boston Security Analysts Society.

Linda Pei, (Born 1944) is the co-founder and President of FEMMX Financial, Advisor to the Fund. Ms. Pei is the portfolio manager at the Advisor, and is responsible for the day-to-day management of that portion of the Fund’s investments managed by the Advisor. Prior to starting the Women’s Equity Fund in 1993, Ms. Pei headed a management consulting practice working with U.S. banks, investment companies and government entities in Japan, Hong Kong and the United Kingdom. She has also held positions at Crocker National Bank, Edgar Dunn and Co. and Citibank. Over the past six years she has worked with many organizations to advocate the securitization of micro-credit loans. Ms. Pei earned a BA from Brown University, an MAT from Wesleyan University, and an MBA from Stanford Graduate School of Business.

Please see the SAI for additional information regarding the Portfolio Managers’ compensation, other accounts managed by the Portfolio Manager, and the Portfolio Managers’ ownership of securities of the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is only permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

You may open a Fund account with $250,000 and add to your account at any time with $2,500 or more. The Fund’s minimums may be reduced or waived from time to time. Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent.

Class I Shares

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (866) 811-0221 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

You may purchase shares of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form as discussed in this Prospectus. All purchases by check must be in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If any payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

By Check. If you are making your first investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to “Women’s Equity Fund”) to:

FOR REGULAR MAIL DELIVERY
Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY
Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to “Women’s Equity Fund” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

Class I Shares

By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned and your name will be required as part of the instruction that should be provided to your bank to send the wire so that monies can be correctly applied. Call the Transfer Agent between 9:00 a.m. and 4:00 p.m., eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading to advise them that you are making an investment by wire. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to:                    Women’s Equity Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

By Telephone. Investors may purchase additional shares on demand, by calling (866) 811-0221. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value next calculated on the day your purchase order is received.

Through Brokers. You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Retirement Plans.  The Fund offers Individual Retirement Account (“IRA”) plans. You may obtain information about opening an IRA by calling (866) 811-0221. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

Class I Shares

How to Sell Shares

You have the right to redeem all or any portion of your shares of the Fund at their next calculated net asset value on each day the NYSE is open for trading.

Redemption by Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. You should send your redemption request to:

Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 30 days;
•	For all redemptions over $50,000 from any shareholder account;
•	When adding the telephone redemption option to the existing account; and
•	When adding or changing automated bank instruction on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

By Telephone. If you complete the redemption by Telephone portion of the Account Application, you may redeem up to $50,000 of your shares by calling the Transfer Agent at (866) 811-0221 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day and mailed to the address that appears on the Transfer Agent’s records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on your account. Wire charges of $15 will be deducted from your account balance on dollar specific trades, and from the proceeds on complete redemptions and share specific trades. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Class I Shares

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application. Redemption proceeds may be sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. There is a $15 charge for each wire. There is no charge to have proceeds sent by electronic funds transfer, however, funds may not be available in your account for 2-3 days.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 811-0221 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $50,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $50,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $50,000 before the Fund takes any action.

Redemption in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Redemption Fees. The Fund is intended for long-term investors. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund assesses a 2.00% fee on the redemption of Fund shares held for less than two months. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends.

Class I Shares

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than two months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries. The Fund, at its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies.

PRICING OF FUND SHARES

Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors and does not accommodate frequent transactions. The Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Class I Shares

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. The Fund typically distributes any undistributed net investment income in December. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value and to reinvest all subsequent distributions.

Class I Shares

TAX CONSEQUENCES

The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

Class I Shares

FINANCIAL HIGHLIGHTS

This table shows the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report and the Fund’s financial statements are included in the Annual Report dated March 31, 2005, which is available upon request. Because the Class I Shares of the Fund were not offered prior to the date of this prospectus, the financial highlights below are those of the Class R Shares of the Fund. The Class I Shares are invested in the same portfolio of Securities as the Class R Shares, but the Class I Shares are subject to different expenses.

For a capital share outstanding throughout each period
(Class R Shares)
Year Ended March 31,

	Six Months Ended September 30, 2005#	2005	2004	2003	2002	2001
Net asset value, beginning of period	$20.48	$19.40	$14.67	$18.50	$17.41	$20.76

Income from investment operations:
Net investment income (loss)	0.03	0.05	(0.01)	0.01	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.11)	1.05	4.74	(3.84)	1.66	(1.87)

Total from investment operations	(0.08)	1.10	4.73	(3.83)	1.63	(1.94)

Less distributions:
From net investment income	-	(0.02)	-	-	-	-
From net realized gain	-	-	-	-	(0.54)	(1.41)
Total distributions	-	(0.02)	-	-	(0.54)	(1.41)
Paid in capital from redemption fees	0.00*	0.00*	-	-	-	-
Net asset value, end of period	$20.48	$20.48	$19.40	$14.67	$18.50	$17.41

Total return	(0.39)%^	5.66%	32.24%	(20.75)%	9.59%	(9.87)%

Ratios/supplemental data:
Net assets, end of period (millions)	$34.5	$33.0	$21.6	$12.9	$12.7	$10.6

Ratio of expenses to average net assets:
Before fees reduced and expenses absorbed	1.90%+	1.98%	2.14%	2.48%	2.62%	2.48%
After fees reduced and expenses absorbed	1.50%+	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets:
Before fees reduced and expenses absorbed	(0.07)%+	(0.18)%	(0.67)%	(1.01)%	(1.33)%	(1.35)%
After fees reduced and expenses absorbed	0.33%+	0.30%	(0.03)%	(0.03)%	(0.21)%	(0.37)%
Portfolio turnover rate	7.24%^	8.08%	15.50%	16.31%	14.64%	16.24%
# Unaudited * Amount less than $0.01 per share ^ Not Annualized + Annualized

Class I Shares

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Class I Shares

Investment Advisor
FEMMX Financial
Linda Pei, President
625 Market Street, 16th Floor
San Francisco, California 94105
www.womens-equity.com
(415) 547-9135
(888) 552-9363

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, NATIONAL ASSOCIATION
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 811-0221

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Julie Allecta, Partner
55 Second Street, 24th Floor
San Francisco, California 94105

Class I Shares

WOMEN’S EQUITY FUND
Symbol - FMMIX
CUSIP - 97815Q 10 3

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at (888) 552-9363 or the Fund’s transfer agent at:

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 811-0221

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Shareholder Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov.,
•	On the Fund’s website at http://www.womens-equity.com, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)